Investor Presentation Keefe, Bruyette & Woods Community Bank Investor Conference James J. Kim Shannon R. Avrett Teresa Gilio August 7-9, 2023 President & CEO Executive Vice President, Chief Financial Officer Executive Vice President, Chief Administrative Officer

Forward-Looking Statements 2 Certain matters discussed in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in business conditions and inflation; (11) changes in securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; and (14) the rapidly changing uncertainties related to the Covid-19 pandemic including, but not limited to, the potential adverse effect of the pandemic on the economy, our employees and customers, and our financial performance. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and similar expressions, the Company intends to identify forward-looking statements. Such statements are not guarantees of performance and are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Caring Integrity Inclusive

4 Executive Position Years at CVCY Years of Experience James J. Kim President & CEO 5 22 Shannon R. Avrett EVP, Chief Financial Officer < 1 18 Patrick A. Luis EVP, Chief Credit Officer 2 37 Blaine C. Lauhon EVP, Chief Banking Officer 5 37 A. Kenneth Ramos EVP, Market Executive – South 3 35 Jeff M. Martin EVP, Market Executive – North 1 20 Teresa F. Gilio EVP, Chief Administrative Officer 13 40 Dawn M. Cagle EVP, Chief Human Resources Director 5 36 Experienced Executive Team

5 NASDAQ Symbol CVCY Market Capitalization $182 Million Institutional Ownership 50% Insider Ownership 16% Total Assets $2.5 Billion Headquarters Fresno, CA # of Banking Centers 19 Year Established 1980 Strategic Footprint Sacramento to Bakersfield As of June 30, 2023 Overview

6 2023 Q2 YTD 2022 2021 Total Assets $2.49 Billion $2.42 Billion $2.45 Billion Net Income $13.25 Million $26.65 Million $28.40 Million Diluted EPS $1.13 $2.27 $2.32 Net Interest Margin 3.65% 3.52% 3.54% ROAA 1.08% 1.09% 1.25% ROAE 14.44% 14.25% 11.50% Cash Dividends per share $0.24 $0.48 $0.47 Total Cost of Deposits 0.55% 0.06% 0.05% NPAs to Total Assets 0.00% 0.00% 0.04% Leverage Capital Ratio 8.51% 8.38% 8.03% Common Equity Tier 1 Ratio 12.41% 11.92% 12.48% Tier 1 Risk Based Capital Ratio 12.71% 12.22% 12.82% Total Risk Based Capital Ratio 15.76% 14.92% 15.80% Financial Highlights

CAGR = 6.44% 7 As of July 31, 2023 Source: NASDAQ Monthly Closing Price Data Attractive Investment Opportunity Dividend Payout Ratio - 21.24% Dividend Yield - 2.81% 0 5 10 15 20 25 30 1/1/2016 1/1/2017 1/1/2018 1/1/2019 1/1/2020 1/1/2021 1/1/2022 1/1/2023 Pr ic e CVCY Stock Price

8 Growing Franchise CAGR = 10.39% 1,577,410 1,574,089 1,832,987 2,267,615 2,439,394 2,460,742 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2018 2019 2020 2021 2022 2023 Q2 YTD Th ou sa nd s Average Total Assets

9 Strong Net Income & NIM 21,289 21,443 20,347 28,401 26,645 13,252 4.44 4.51 3.87 3.54 3.52 3.65 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0 5,000 10,000 15,000 20,000 25,000 30,000 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Net Income Net Interest Margin

10 Solid Earnings 1.35 1.36 1.11 1.25 1.09 1.08 10.07 9.39 8.85 11.50 14.25 14.44 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2018 2019 2020 2021 2022 2023 Q2 YTD RO AE P er ce nt RO AA P er ce nt ROAA / ROAE ROAA ROAE

11 Stable Deposit Base & Low Cost of Funds CAGR = 11.16% 1,333,754 1,295,780 1,568,194 1,974,576 2,156,092 2,147,287 0.09 0.15 0.09 0.05 0.06 0.55 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

12 Attractive Deposit Mix Total Deposits = $2.2 Billion Non-Interest Bearing 44% Now/Savings 21% Money Market 26% TCDs 9% As of June 30, 2023

13 Loan Totals & Yield CAGR = 7.52% 908,419 928,560 1,053,450 1,067,316 1,133,641 1,259,075 5.50 5.54 4.94 5.07 4.93 5.47 4.60 4.70 4.80 4.90 5.00 5.10 5.20 5.30 5.40 5.50 5.60 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

14 Well Diversified Loan Portfolio Commercial & Industrial, 8% Agriculture Production & Land, 12% Owner Occupied Real Estate, 16% Real Estate Construction & Land, 6% Commercial Real Estate, 40% Multi-Family Residential, 4% 1-4 Family, 9% Consumer, 4% As of June 30, 2023 Excludes Deferred Loan Fees Total Gross Loans = $1.25 Billion

15 Non Performing Assets 2,740 1,693 3,278 946 0 0 0.99 0.97 1.17 0.92 0.86 1.23 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

16 Special Mention Loans 26,254 28,183 36,406 40,845 31,024 18,094 2.86 2.99 3.30 3.93 2.47 1.44 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

17 Substandard Loans 28,394 33,838 36,136 8,540 27,783 25,435 3.09 3.59 3.28 0.82 2.21 2.03 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2018 2019 2020 2021 2022 2023 Q2 YTD Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

2023 YTD Yield: 2.96% AFS Effective Duration: 4.10 18 Investment Portfolio 463,905 470,746 710,092 1,109,208 648,825 619,759 305,107 304,332 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2018 2019 2020 2021 2022 2023 Q2 Th ou sa nd s AFS Securities HTM Securities

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